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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 16, 2003


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-20117                   13-3532643
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                         6700 WEST LOOP SOUTH, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                         TEXAS BIOTECHNOLOGY CORPORATION
                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Effective May 16, 2003, pursuant to a vote of the stockholders at the registrant's annual meeting held on May 16, 2003, the registrant changed its name from "Texas Biotechnology Corporation" to "Encysive Pharmaceuticals Inc." The new address for the registrant's principal executive offices was also changed to 6700 West Loop South, 4th Floor, Bellaire, Texas 77401; phone number:
(713) 796-8822.

         In connection with the name change, effective May 19, 2003, the registrant's ticker symbol on the The Nasdaq Stock Market, Inc. will be changed from "TXBI" to "ENCY," and the registrant's Internet website address will be changed from "www.tbc.com" to "www.encysive.com."

                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date May 16, 2003                   ENCYSIVE PHARMACEUTICALS INC.


                                    /s/ Stephen L. Mueller
                                    -------------------------------------------
                                    Stephen L. Mueller
                                    Vice-President, Finance and Administration
                                    Secretary and Treasurer